EXHIBIT 10.5
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THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY,
INCLUDING THE RIGHT TO DEMAND PAYMENT HEREUNDER AND TO ENFORCE ANY INSTRUMENTS SECURING THIS SECURITY AGREEMENT, ARE MADE EXPRESSLY SUBJECT AND SUBORDINATE TO CERTAIN RIGHTS OF THE HOLDER(S) OF THE INDEBTEDNESS AND OTHER OBLIGATIONS OWING FROM TIME TO TIME BY HAROLD'S STORES, INC. AND CERTAIN OF ITS SUBSIDIARIES PURSUANT TO A LOAN AND SECURITY AGREEMENT ENTERED INTO AS OF FEBRUARY 5, 2003, BETWEEN HAROLD'S STORES, INC. AND CERTAIN OF ITS SUBSIDIARIES AND WELLS FARGO RETAIL FINANCE II, LLC, AS THE SAME MAY BE AMENDED, MODIFIED, RESTATED AND SUPPLEMENTED FROM TIME TO TIME, ALL AS MORE PARTICULARLY PROVIDED PURSUANT TO THE TERMS OF THE SUBORDINATION AND INTERCREDITOR AGREEMENT ENTERED INTO IN AUGUST 2006, AMONG HAROLD'S STORES, INC. AND CERTAIN OF ITS SUBSIDIARIES, RONHOW, LLC AND WELLS FARGO RETAIL FINANCE II, LLC, AS THE SAME MAY BE AMENDED, MODIFIED, RESTATED AND SUPPLEMENTED FROM TIME TO TIME, THE TERMS OF WHICH SUBORDINATION AND INTERCREDITOR AGREEMENT BY THIS REFERENCE ARE MADE A PART OF THIS SECURITY AGREEMENT. PAYEE AND EACH OTHER HOLDER, ASSIGNEE OR TRANSFEREE OF THIS SECURITY AGREEMENT, BY ACCEPTANCE HEREOF, AGREE TO BE BOUND BY SUCH SUBORDINATION AND INTERCREDITOR AGREEMENT.


                         SUBORDINATED SECURITY AGREEMENT


         THIS SUBORDINATED SECURITY AGREEMENT (this "SECURITY AGREEMENT") is made and entered into as of August 31, 2006 by HAROLD'S STORES, INC., an Oklahoma corporation ("PARENT") and HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation, HAROLD'S DIRECT, INC., an Oklahoma corporation, HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership, HAROLD'S OF JACKSON, INC., a Mississippi corporation, THE CORNER PROPERTIES, INC., an Oklahoma corporation, HAROLD'S LIMITED PARTNERS, INC., an Oklahoma corporation, HAROLD'S DBO, INC., a Texas corporation and HSTX, INC., a Texas corporation (collectively, the "GUARANTORS"; Parent and Guarantors are referred to herein individually and collectively as "DEBTOR"), in favor of RONHOW, LLC, a Georgia limited liability company ("SECURED PARTY").

         SECTION 1. GRANT OF SECURITY INTEREST. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged and in order to secure the payment and performance of the "OBLIGATIONS" (as hereinafter defined), each Debtor hereby grants to Secured Party a continuing security interest in all of such Debtor's estate, right, title and interest in and to the following property, wherever located and whether now existing or hereafter arising or acquired (collectively, the "COLLATERAL"):

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                  (a) Accounts,

                  (b) Chattel Paper,

                  (c) DDAs (other than the Excluded DDAs, to the extent Debtor is not permitted to grant a Lien in such Excluded DDA pursuant to applicable law),

                  (d) Documents,

                  (e) General Intangibles,

                  (f) Goods (including, without limitation, Inventory and Equipment),

                  (g) Instruments,

                  (h) Investment Property,

                  (i) Letter of Credit Rights,

                  (j) The Commercial Tort Claims set forth on Schedule A,

                  (k) Money or other assets of Debtor that now or hereafter come into the possession, custody, or control of Secured Party, and

                  (l) Any and all proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, General Intangibles, (Goods, including, without limitation, Equipment and Inventory), Investment Property, Negotiable Collateral, money, DDAs, or other tangible or intangible property resulting from the sale, exchange, collection or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

The following capitalized terms when used herein shall have the meaning set forth below:

         "Accounts" means all of Debtor's now owned or hereafter acquired right, title, and interest with respect to "accounts" (as such term is defined from time to time in the Code), and any and all supporting obligations in respect thereof.

         "Books" means all of Debtor's and its Subsidiaries' now owned or hereafter acquired books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of each Debtor's or its Subsidiaries' Records related to its or their business operations or financial condition, and all of its or their goods of General Intangibles related to such information.

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         "Chattel Paper" means all of Debtor's now owned or hereafter acquired right, title, and interest with respect to "chattel paper," including, without limitation, "tangible chattel paper" and "electronic chattel paper," as such terms are defined from time to time in the Code, and any and all supporting obligations in respect thereof.

         "Code" means the Uniform Commercial Code, as in effect from time to time in the State of Georgia.

         "Commercial Tort Claim" means any now existing or hereafter arising "commercial tort claim," as such term is defined from time to time in the Code.

         "DDA" means any checking or other "deposit account" (as such term is defined from time to time in the Code) maintained by any Debtor.

         "Documents" means all of Debtor's now owned or hereafter acquired right, title, and interest with respect to any "document" as such term is defined in the Code, and any and all supporting obligations in respect thereof.

         "Equipment" means all of Debtor's now owned or hereafter acquired right, title, and interest with respect to "equipment" (as such term is defined from time to time in the Code), fixtures and vehicles (including motor vehicles), including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

         "General Intangibles" means all of Debtor's now owned or hereafter acquired right, title, and interest with respect to "general intangibles" (as such term is defined from time to time in the Code), and any and all supporting obligations in respect thereof.

         "Goods" means all of Debtor's now owned or hereafter acquired right, title, and interest with respect to "goods," as that term is defined from time to time in the Code, including, without limitation, any and all Inventory and Equipment.

         "Instruments" means all of Debtor's now owned or hereafter acquired right, title, and interest with respect to "instruments," including, without limitation, any "promissory notes," as such terms are defined from time to time in the Code, and any and all supporting obligations in respect thereof.

         "Investment Property" means all of Debtor's now owned or hereafter acquired right, title, and interest with respect to "investment property," as such term is defined from time to time in the Code, and any and all supporting obligations in respect thereof.

         "Inventory" means all Debtor's now owned or hereafter acquired right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by a Debtor as lessor, goods that are furnished by a

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

Debtor under a contract of service, and raw materials, work in process, or materials used or consumed in a Debtor's business.

         "Letter of Credit Rights" means all of Debtor's now owned or hereafter acquired right, title, and interest with respect to "letter of credit rights," as that term is defined from time to time in the Code, and any and all supporting obligations in respect thereof.

         "Negotiable Collateral" means all of Debtor's now owned or hereafter acquired right, title, and interest with respect to letters of credit, Instruments, Documents and Goods covered by Documents, Chattel Paper and all supporting obligations of the foregoing.

         SECTION 2. OBLIGATIONS. The security interest granted hereunder shall secure the following obligations (the "OBLIGATIONS"):

                  (a) the payment and performance of all obligations of Debtor, whether now existing or hereafter arising, under that certain Subordinated Loan Agreement, dated as of even date herewith, entered into by and between Parent and Secured Party (the "LOAN AGREEMENT") and that certain Subordinated Secured Promissory Note, dated of even date herewith, made by Parent to the order of Secured Party, in the principal face amount of $10,000,000 (the "NOTE") (as each may be amended, supplemented, modified, extended or restated from time to time), and

                  (b) the payment and performance of all obligations of Guarantors, whether now existing or hereafter arising, under that certain Subordinated Guaranty, dated as of even date herewith, made by Guarantors for the benefit of Secured Party (the "GUARANTY") (as the same may be amended, supplemented, modified, extended or restated from time to time).

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party on the date hereof that the following statements are correct and complete:

         (A) TITLE TO COLLATERAL. Except for (i) any security interest granted in favor of Senior Lender (as defined in Section 7(N) below) or Secured Party or
(ii) adverse claims, interests, liens or encumbrances permitted under the Senior Loan Agreement (as defined in Section 7(N) below), Debtor has good and marketable title to the Collateral, free of all adverse claims, interests, liens or encumbrances.

         (B) VALIDITY OF SECURITY AGREEMENT; AUTHORITY. This Security Agreement is the legally valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and general principles of equity. Debtor has the power and authority to execute, deliver, perform its obligations under, and to grant the security interest provided for in, this Security Agreement and all related documents, and has taken all

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necessary action to authorize the execution, delivery and performance of, and grant of a security interest pursuant to, this Security Agreement and all related documents.

         (C) STATE OF INCORPORATION OF DEBTOR. Parent and each Guarantor are incorporated or formed under the laws of the state indicated after its name in the first paragraph of this Security Agreement.

         (D) LOCATION OF INVENTORY AND EQUIPMENT. Except as set forth on Schedule B, the Inventory and Equipment are not stored with a bailee, warehouseman, or similar party. The Inventory and Equipment are located only at the locations identified on Schedule B or at a location designated for use in connection with a Warehouse Sale. Debtor shall (a) notify Secured Party of the location of each Warehouse Sale at least thirty days prior to the date on which any Inventory shall arrive at such location; and (b) take such action as is requested by Secured Party to ensure Secured Party's access to such site throughout the duration of such Warehouse Sale, including providing any financing statements, fixture filings or other documents necessary to perfect and continue the perfection of Secured Party's liens on such assets, and upon Secured Party's request, also provide to Secured Party a bailee acknowledgement or collateral access agreement, if and as applicable.

         SECTION 4. COVENANTS. Until payment is made in full on the Obligations, Debtor will comply with all covenants in this Section 4, unless Debtor has received the written consent of Secured Party:

         (A) TITLE TO COLLATERAL. Debtor shall not create or permit the existence of claims, interests, liens, or other encumbrances against any of the Collateral, except claims, interest, liens or encumbrances of the type permitted under the Senior Loan Agreement (as defined in Section 7(N) below). Upon obtaining knowledge thereof, Debtor shall provide prompt written notice to Secured Party of any future claims, interest, liens or encumbrances against any of the Collateral, and shall defend diligently Debtor's and Secured Party's interests (including the priority of such interests) in all Collateral.

         (B) CHANGE IN LOCATION, NAME, ETC. Debtor agrees not to (i) change the location of its place of business or chief executive office; or (ii) change its name, identity, employer identification number, state organizational number or state of incorporation or organization, unless it shall have given Secured Party thirty (30) days' prior written notice of its intention to take any action described in clauses (i) through (ii), and executed and delivered to Secured Party all financing statements and financing statement amendments which Secured Party may request in connection therewith and, if requested by Secured Party, prior to the date on which Debtor proposes to take any such action, Debtor will, at its own cost and expense, cause to be delivered to Secured Party an opinion of counsel, in form and content satisfactory to Secured Party, as to the continued perfection and priority of the security interests created hereunder.

         (C) FURTHER ASSURANCES. Upon the request of Secured Party, Debtor shall do all acts and things as Secured Party may from time to time deem necessary or advisable to enable Debtor

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to grant a security interest in the Collateral and to perfect, maintain and continue the perfection and priority of the security interest of Secured Party in the Collateral, or to facilitate the exercise by Secured Party of any rights or remedies granted to Secured Party hereunder or provided by law. Without limiting the foregoing, Debtor agrees to give Secured Party prompt written notice of any Commercial Tort Claim not specifically identified in this Security Agreement, any Letter of Credit Right and all reports of new patentable, copyrightable or trademarkable materials provided to the Senior Lender (as defined in Section 7(N) below), and execute, in form and substance satisfactory to Secured Party, such financing statements, continuation statements, amendments thereto, supplemental agreements, assignments, notices of assignments, and other instruments and documents as Secured Party may from time to time request. In addition, in the event the Collateral or any part thereof consists of instruments, documents, tangible chattel paper or money (whether or not proceeds of the Collateral), Debtor shall, upon the request of Secured Party, deliver possession thereof to Secured Party (or to a designee of Secured Party retained for that purpose), together with any appropriate endorsements and/or assignments; in the event the Collateral or any part thereof consists of letter-of-credit rights, investment property, deposit accounts or electronic chattel paper, Debtor shall, upon the request of Secured Party, take such steps necessary for the Secured Party to obtain "control" thereof (as such terms are defined in the Code with corresponding provisions thereof defining what constitutes "control" for such items of Collateral). Secured Party shall use reasonable care in the custody and preservation of any Collateral in its possession or control, but shall not be required to take any steps necessary to preserve rights against prior parties. All costs and expenses incurred by Secured Party to establish, perfect, maintain, determine the priority of, or release the security interest granted hereunder (including the cost of all filings, recordings, and taxes thereon and the fees and expenses of any designee of Secured Party) shall become part of the obligations secured hereby and be paid by Debtor on demand.

         (D) INSURANCE. Debtor shall maintain such insurance with such insurance companies, in such amounts, and covering such risks, as are usually carried by companies engaged in the same business and similarly situated.

         (E) RECEIVABLES. Debtor shall preserve, enforce, and collect all accounts, chattel paper, instruments, documents and general intangibles, whether now owned or hereafter acquired or arising (the "RECEIVABLES"), in a diligent fashion and, if a Default shall have occurred and be continuing hereunder, upon the request of Secured Party, Debtor shall execute an agreement in form and content satisfactory to Secured Party by which Debtor shall direct all account debtors and obligors on instruments to make payment to a lock box deposit account under the exclusive control of Secured Party.

         (F) CONDITION OF COLLATERAL. Debtor shall at all times hereafter, at its own expense, maintain and preserve all such Collateral constituting property necessary or useful in the conduct of its business and each and every part and parcel thereof, in good repair, working order and condition, ordinary wear and tear excepted.

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         (G) CONDITION OF BOOKS AND RECORDS. Debtor shall maintain complete, accurate and up-to-date books, records, accounts, and other information relating to all Collateral in such form and in such detail as may be satisfactory to Secured Party, and shall allow Secured Party or its representatives to examine and copy such books, records, accounts and other information at any reasonable time. Debtor shall furnish to Secured Party statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

         (H) RIGHT OF INSPECTION. At all reasonable times upon the request of Secured Party, Debtor shall allow Secured Party or its representatives to visit any of Debtor's properties or locations so that Secured Party or its representatives may confirm, inspect and appraise any of the Collateral.

         SECTION 5. DEFAULT. The occurrence of an Event of Default under the Loan Agreement, or any breach of the terms and conditions of this Security Agreement shall constitute a "Default" hereunder.

         SECTION 6. RIGHTS AND REMEDIES. Upon the occurrence of any Default hereunder, Secured Party may declare all obligations secured hereby to be immediately due and payable and, to the extent permitted by applicable law, may exercise any and all rights and remedies of a secured party in the enforcement of its security interest under the Code, this Security Agreement, or any other applicable law. Without limiting the foregoing:

         (A) DISPOSITION OF COLLATERAL. Secured Party may sell, lease, or otherwise dispose of all or any part of the Collateral, in its then present condition or following any commercially reasonable preparation or processing thereof, whether by public or private sale or at any brokers' board, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such other terms as may be acceptable to Secured Party, and Secured Party may purchase such Collateral at any public sale. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. At any time when advance notice of sale is required, Debtor agrees that twenty (20) days' prior written notice shall be reasonable. In connection with the foregoing, Secured Party may:

                  1. require Debtor to assemble the Collateral and all records pertaining thereto and make such Collateral and records available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

                  2. enter the premises of Debtor or premises under Debtor's control and take possession of the Collateral;

                  3. without charge by Debtor, use or occupy the premises of Debtor or premises under Debtor's control, including, without limitation, warehouse and other storage facilities;

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                  4. without charge by Debtor, use or sublicense the use of any patent, trademark, service mark, trade name or other intellectual property or technical process used by Debtor in connection with any of the Collateral, (and such use or right of use shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise);

                  5. rely conclusively upon the advice or instructions of any one or more brokers or other experts selected by Secured Party to determine the method or manner of disposition of any of the Collateral and, in such event, any disposition of the Collateral by Secured Party in accordance with such advice or instructions shall be deemed to be commercially reasonable; and

                  6. compromise and settle or sell, assign or transfer or ask, collect, receive or issue any and all claims possessed by Debtor which constitute a portion of the Collateral, all in the name of Debtor.

         (B) COLLECTION OF RECEIVABLES. Secured Party may, but shall not be obligated to, take all actions reasonable or necessary to preserve, enforce or collect the Receivables, including, without limitation, the right to notify account debtors and obligors on instruments to make direct payment to Secured Party, to permit any extension, compromise or settlement of any of the Receivables for less than face value, or to sue on any Receivable, all without prior notice to Debtor.

         (C) PROCEEDS. Secured Party may collect and apply all proceeds of the Collateral, and may endorse the name of Debtor in favor of Secured Party on any and all checks, drafts, money orders, notes, acceptances, or other instruments of the same or a different nature, constituting, evidencing, or relating to the Collateral which may come into the possession of Secured Party. Secured Party may receive and open all mail addressed to Debtor and remove therefrom any cash or non-cash items of payment constituting proceeds of the Collateral.

         (D) INSURANCE ADJUSTMENTS. Secured Party may adjust, settle, and cancel any and all insurance covering any Collateral, endorse the name of Debtor on any and all checks or drafts drawn by any insurer, whether representing payment for a loss or a return of unearned premium, and execute any and all proofs of claim and other documents or instruments of every kind required by any insurer in connection with any payment by such insurer.

         (E) APPOINTMENT OF RECEIVER. Secured Party shall have the right to the appointment of a receiver for the properties and assets of Debtor and Debtor hereby consents to such right and to such appointment and hereby waives any objection Debtor may have thereto and hereby waives the right to have a bond or other security posted by Secured Party or any other person in connection therewith.

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The net proceeds of any disposition of the Collateral may be applied by Secured
Party, after deducting its reasonable expenses incurred in such disposition, to the payment in whole or in part of the Obligations. The enumeration of the foregoing rights and remedies is not intended to be exhaustive, and the exercise of any right and/or remedy shall not preclude the exercise of any other rights or remedies, all of which are cumulative and non-exclusive.

         SECTION 7. OTHER PROVISIONS.

         (A) AMENDMENT AND WAIVER. Without the prior written consent of Secured Party, no amendment or waiver of, or consent to any departure by Debtor from, any provision hereunder shall be effective. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure by Secured Party to exercise any remedy hereunder shall be deemed a waiver thereof or of any other remedy hereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any remedy on any subsequent occasion.

         (B) COSTS AND ATTORNEYS' FEES. Except as prohibited by law, if at any time Secured Party employs counsel in connection with the creation, perfection, preservation, or release of the security interest of Secured Party in the Collateral or the enforcement of any of Secured Party's rights or remedies hereunder, all of Secured Party's reasonable attorneys' fees arising from such services and all other reasonable expenses, costs, or charges relating thereto shall become part of the obligations secured hereby and be paid by Debtor on demand.

         (C) REVIVAL OF OBLIGATIONS. To the extent Debtor or any third party makes a payment or payments to Secured Party or Secured Party enforces its security interest or exercises any right of set off, and such payment or payments or the proceeds thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other law or in equity, then, to the extent of such recovery, the obligations secured hereby or any part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made, or such enforcement or set off had not occurred.

         (D) PERFORMANCE BY SECURED PARTY. Upon the occurrence of a Default hereunder, Secured Party may, at its option and without notice to or demand upon Debtor, without obligation and without waiving or diminishing any of its other rights or remedies hereunder, fully perform or discharge any of such duties. All costs and expenses incurred by Secured Party in connection therewith, together with interest thereon at a rate of 18% per annum, shall become part of the obligations secured hereby and be paid by Debtor upon demand.

         (E) INDEMNIFICATION, ETC. Debtor hereby expressly indemnifies and holds Secured Party harmless from any and all claims, causes of action, or other proceedings, and from any and all liability, loss, damage, and expense of every nature, arising by reason of Secured Party's enforcement of its rights and remedies hereunder, or by reason of Debtor's failure to comply with any applicable law or regulation, other than any such claim, cause of action or other

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proceeding, liability, loss, damage or expense arising by reason of gross negligence or willful misconduct on the part of Secured Party. In any suit, proceeding or action brought by Secured Party under any account for any sum owing thereunder, or to enforce any provisions of any account, Debtor will save, indemnify and keep Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction of liability whatsoever of the account debtor or any other obligor thereunder, arising out of a breach by Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Debtor (except to the extent any such expense, loss or damage results from the gross negligence or willful misconduct of Secured Party). The obligations of Debtor under this Section 7(E) shall survive the termination of the other provisions of this Security Agreement.

         (F) POWER OF ATTORNEY. Debtor hereby constitutes and appoints Secured Party or Secured Party's designee during the term of any obligations secured by this Security Agreement as its attorney-in-fact, effective upon the occurrence of a Default, which appointment is an irrevocable, durable agency, coupled with an interest, with full power of substitution. This power of attorney and mandate is for the purpose of taking, whether in the name of Debtor or in the name of Secured Party, any action which Debtor is obligated to perform hereunder or which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement. The powers conferred upon Secured Party in this Section are solely to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall exercise its power of attorney only upon occurrence of a Default.

         (G) CONTINUING EFFECT. This Security Agreement, the security interest of Secured Party, in the Collateral, and all other documents or instruments contemplated hereby shall continue in full force and effect until the Obligations have been satisfied in full and the Loan Agreement, the Note and the Guaranty have been terminated in accordance with their terms.

         (H) BINDING EFFECT. This Security Agreement shall be binding upon and inure to the benefit of Secured Party and its successors and assigns, and in the event of an assignment of all or any of the obligations secured hereby, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Security Agreement shall be binding upon and inure to the benefit of Debtor and its successor and assigns; provided, that Debtor may not assign any of its rights or obligations hereunder without the prior written consent of Secured Party.

         (I) SECURITY AGREEMENT AS FINANCING STATEMENT. A photographic copy or other reproduction of this Security Agreement may be used as a financing statement.

         (J) GOVERNING LAW. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without reference to choice of law doctrine.

         (K) NOTICES. All notices hereunder shall be in writing and shall be deemed to be duly given upon delivery if hand delivered or sent by telegram or facsimile transmission, or 3 days

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after mailing if sent by express, certified or registered mail, to the parties at the following addresses (or such other address for a party as shall be specified by like notice):


If to Secured Party, as follows:     If to Debtor, as follows:

RonHow, LLC                          Harold's Stores, Inc.
3290 Northside Parkway, Suite 250    765 Asp Avenue
Atlanta, GA 30302                    Norman, Oklahoma 73069
Attention: Bob Anderson              Attn:  Jodi Taylor, Chief Financial Officer
Telecopy No.: 678-553-3911           Telecopy No.: 405-366-2538


with a copy to:                      with a copy to:

Sutherland Asbill & Brennan LLP      Crowe & Dunlevy
999 Peachtree St., NE, Suite 2700    2500 South McGee Street, Suite 140
Atlanta, GA 30309-3996               Norman, Oklahoma 73072-6705
Attention: Robert J. Pile            Attention: Gary C. Rawlinson
Telecopy No.: 404-853-8806           Telecopy No.: 405-360-4002


         (L) SEVERABILITY. The determination that any term or provision of this Security Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other term or provision hereof.

         (M) ENTIRE AGREEMENT. This Security Agreement, together with all documents referred to herein, constitutes the entire agreement between Debtor and Secured Party with respect to the matters addressed herein.

         (N) SUBORDINATION. Debtor's obligations to Secured Party under the Loan Agreement, the Note, the Guaranty and this Security Agreement are subordinated to Debtor's obligations to Wells Fargo Retail Finance II, LLC ("AGENT") and certain other lenders, pursuant to the terms of that certain Subordination and Intercreditor Agreement, dated as of even date herewith, by and among Secured Party, Parent, Guarantors and Agent (the "INTERCREDITOR AGREEMENT"). The terms "Senior Lender" and "Senior Loan Agreement" as used herein have the meanings assigned to them in the Intercreditor Agreement. So long as the Intercreditor Agreement remains in effect, Debtor's obligations under this Security Agreement are subject to the terms of the Intercreditor Agreement, such that Debtor shall not be obligated to take any action, and Secured Party shall not be entitled to enforce any right hereunder, in any manner contrary to the requirements of the Intercreditor Agreement.



                        [Signatures Follow on Next Page.]


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         IN WITNESS WHEREOF, each of Debtor and Secured Party have caused this
Security Agreement to be executed and attested under seal and delivered by its duly authorized officers as of the date shown above.

                         DEBTOR:

                             HAROLD'S STORES, INC., an Oklahoma corporation

                             By: /s/ Leonard M. Snyder
                                 ---------------------------
                             Its: Interim CEO
                                  --------------------------


                             HAROLD'S FINANCIAL CORPORA-TION, an Oklahoma corporation

                             By: /s/ Leonard M. Snyder
                                 ---------------------------
                             Its: Interim CEO
                                  --------------------------


                             HAROLD'S DIRECT, INC., an Oklahoma corporation

                             By: /s/ Leonard M. Snyder
                                 ---------------------------
                             Its: Interim CEO
                                  --------------------------


                             HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership

                             By: /s/ Leonard M. Snyder
                                 ---------------------------
                             Its: Interim CEO
                                  --------------------------


                             HAROLD'S OF JACKSON, INC, a Mississippi corporation

                             By: /s/ Leonard M. Snyder
                                 ---------------------------
                             Its: Interim CEO
                                  --------------------------


               [Signature Page to Subordinated Security Agreement]

                             THE CORNER PROPERTIES, INC., an Oklahoma corporation


                             By: /s/ Leonard M. Snyder
                                 ---------------------------
                             Its: /s/ Interim CEO
                                  --------------------------


                             HAROLD'S LIMITED PARTNERS, INC., an Oklahoma corporation

                             By: /s/ Leonard M. Snyder
                                 ---------------------------
                             Its: Interim CEO
                                  --------------------------


                             HAROLD'S DBO, INC., a Texas corporation

                             By: /s/ Leonard M. Snyder
                                 ---------------------------
                             Its: Interim CEO
                                  --------------------------


                             HSTX, INC., a Texas corporation

                             By: /s/ Leonard M. Snyder
                                 ---------------------------
                             Its: Interim CEO
                                  --------------------------


                         SECURED PARTY:

                             RONHOW, LLC, a Georgia limited liability company

                             By: Ronus, Inc., a Georgia corporation,
                             Managing Member



                             By: /s/ Robert L. Anderson
                                 ---------------------------
                                 Robert L. Anderson, President


               [Signature Page to Subordinated Security Agreement]

                                   SCHEDULE A
                                       TO
                         SUBORDINATED SECURITY AGREEMENT

                             COMMERCIAL TORT CLAIMS


None.

                                   SCHEDULE B
                                       TO
                         SUBORDINATED SECURITY AGREEMENT

                       LOCATION OF INVENTORY AND EQUIPMENT


See attached.

------------------------------ ----------------------------- ----------------------------- -----------------------------
1 - NORMAN                     7 - JACKSON                   13 - LENOX                    19 - HOUSTON I (Harold
                                                                                           Powell)
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
Campus Corner                  The Rogue                     Lenox Square                  Highland Village
329 West Boyd                  4450 I-55 North               3393 Peachtree Road NE,       4010 Westheimer
Norman, OK  73069     (1948)   Jackson, MS  39211            #3091                         Houston, TX  77027
(405) 329-4043                 (1980)                        Atlanta, GA  30326            (1992)
Fax: (405) 579-7151            (601) 362-5537                (1988/1997)                   (713) 840-7681
*Becky Isaacs                  Fax: (601) 362-5664           (404) 237-1699                Fax: (713) 840-7684
                               *Margie McGee                 Fax: (404) 237-1520           *Weezie McConn
FLL & FLM                                                    * Leann Mock
                               FLL                                                         FLL & FLM
                                                             FLL & FLM

------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
2 - DOWNTOWN                   8 - FORT WORTH                14 - MONTGOMERY               20 - OMAHA
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
                               University Park Village       The Shoppes at EastChase      One Pacific Place
CLOSED 3/26/99                 1604 S. University Drive,     6866 EastChase Parkway        10357 Pacific Street
                               #503                          Montgomery AL 36117           Omaha, NE  68114     (6/93)
                               Fort Worth, TX  76107         (334) 396 5701                (402) 391-4620
                               (1986/1997)                   Fax:  (334) 396 5702          Fax: (402) 391-2066
                               (817) 332-4197                *Tammie Moore                 *Jennifer Mankin
                               Fax: (817) 332-7307
                               *Theresa Newton               Opening 3/23
                                                             FLL & PM                      FLL
                               FLL & FLM
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
3 - 50 PENN                    9 - GALLERIA                  15 - LITTLE ROCK              21 - KANSAS CITY
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
50 Penn Place                  The Galleria                  Midtowne Shopping Center      Country Club Plaza
NW 1900 Expressway Street      13350 Dallas Parkway, Suite   201 North University          336-40 West 47th Street
Suite 214R                     1650                          Avenue  Ste. 120              Kansas City, MO  64112
Oklahoma City, OK  73118       Dallas, TX  75240     (1985)  Little Rock, AR 72205         (11/93)
(1976)                         (972) 392-7774                                              (816) 753-3393
(405) 842-4441                 Fax: (972) 392-7782           *Jennifer Higgenbothen        Fax: (816) 753-7817
Fax: (405) 848-9489            *William Mayo                                               *Leslie Aldred
*Jennifer Leipart
                                                             FLL
 FLL & FLM                     FLL & FLM                                                   FLL & FLM

------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
4 - THE FARM                   10 - LUBBOCK                  16 - AUSTIN BARN              22 - NASHVILLE
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
The Farm Shopping Center       Kingsgate Center              8611 N. Mopac Expressway      2126 Abbott Martin Road
5225 South Sheridan            8201 Quaker Ave., Unit 116    Austin, TX  78759     (1991)  Suite 179
Tulsa, OK  74145 (1973)        Lubbock, TX  79424            (512) 794-9036                Nashville, TN  37215
(918) 664-1900                 (1992)                        Fax: (512) 794-9039           (12/93)
Fax: (918) 628-1645            (806) 794-1655                *Angela Tijerina              (615) 298-3959
*April Amos                    Fax: (806) 794-1657                                         Fax (615) 292-6101
                               *Leslie Crafton                                             *Sherry Carney
FLL & FLM                                                    FLL & FLM
                               FLL & FLM                                                   FLL & FLM

------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
5 - UTICA                      11 - OLD SCHOOL               17 - NORTH POINT              23 - CHARLOTTE
                                                             (Previously Perimeter)
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
Utica Square Shopping Center                                 North Point Village           Specialty Shops on the Park
1860 Utica Square              CLOSED 5/7/01                 7300 North Point Parkway      6401 Morrison Blvd., Suite
Tulsa, OK  74114                                             suite 103                     4-A
(1980/7-99)                                                  Alpharetta, GA 30022          Charlotte, NC  28211
(918) 743-8889                                               (4-27-06)                     (7/94)
Fax: (918) 749-5656                                          (678)242-0086                 (704) 366-8303
*Jen Dolan                                                   Fax:  (678) 242-0087          Fax: (704) 366-8270
                                                             * Stephanie Gillan            *Jennifer Sigala
FLL & FLM                                                    FLL
                                                                                           FLL
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
6 - HIGHLAND PARK              12 - MEMPHIS III (POPLAR)     18 - SAN ANTONIO              24 - PLANO
------------------------------ ----------------------------- ----------------------------- -----------------------------
Highland Park Village          Poplar Avenue                                               Preston Park Colonnade
88 Highland Park Village       518 Perkins Extended          CLOSED 1/29/99                2101 Preston Road
Dallas, TX  75205     (1977)   Memphis, TN  38117                                          Plano, TX  75093     (10/94)
(214) 521-4770                 (11/18/99)                                                  (972) 612-9773
Fax: (214) 521-4792            (901) 682-9751                                              Fax: (972) 612-9648
*Jennifer Johnston             Fax: (901) 682-9753                                         *Donna Sampson
                               *Jennifer Hawkins
FLL & FLM                                                                                  FLL & FLM
                               FLL & FLM

------------------------------ ----------------------------- ----------------------------- -----------------------------

---------------------------- -----------------------------
25 - AUSTIN ARBORETUM        31 - LEAWOOD

---------------------------- -----------------------------
---------------------------- -----------------------------
Arboretum Market Shopping    Town Center Plaza
Ctr                          5220 West 119th Street,
9722 Great Hills Trail,      #2095
Suite 130                    Leawood, KS  66209
Austin, TX  78759            (5/96)
(9/94)                       (913) 663-1511
(512) 418-1331               Fax: (913) 663-2899
Fax: (512) 418-8755          * Linda Selba
*Hillary Prieto
                             FLL & FLM
FLL & FLM
---------------------------- -----------------------------
---------------------------- -----------------------------
26 - PHOENIX                 32 - GREENVILLE
---------------------------- -----------------------------
---------------------------- -----------------------------
                             1125 Woodruff Road
CLOSED 4/27/03               Suite 1801
                             Greenville, SC  29607
                             (864) 297-4939
                             Fax: (864) 297-6499
                             *Kelly Klaker


                             FLL

---------------------------- -----------------------------
---------------------------- -----------------------------
27 - ST. LOUIS               33 - TYSON'S
---------------------------- -----------------------------
---------------------------- -----------------------------
Plaza Frontenac              Tyson's Galleria
1701 S. Lindbergh Blvd.,     1741-G International Drive
Suite 240                    McLean, VA  22102     (8/96)
St. Louis, MO  63131         (703) 506-9224
(3/31/95)                    Fax: (703) 506-2919
(314) 569-1266               *Emily Jimenez
Fax: (314) 569-2133
*Traci Cox

                             FLL & FLM
FLL
---------------------------- -----------------------------
---------------------------- -----------------------------
28 - LOUISVILLE              34 - RALEIGH
---------------------------- -----------------------------
---------------------------- -----------------------------
Mall St. Matthews            Crabtree Valley Mall
5000 Shelbyville Rd., #98    4325 Glenwood Ave., #1057
& 144                        Raleigh, NC  27612
Louisville, KY  40207        (6/96)
(9/95)                       (919) 782-2655
(502) 899-5464               Fax: (919) 782-5671
Fax: (502) 893-7443          *Cheryl Honeycutt
*Carrie Freeman
                             FLL & FLM
FLL & FLM
---------------------------- -----------------------------
---------------------------- -----------------------------
29 - HILLSBORO               35 - HOUSTON II (Harold
                             Powell )
---------------------------- -----------------------------
---------------------------- -----------------------------
                             Town and Country Village
CLOSED 3/2/03                600 W. Sam Houston Pkwy.,
                             #500
                             Houston, TX  77024
                             (11/96)
                             (713) 461-6993
                             Fax: (713) 467-1914
                             *Kassi Daiker

                             FLL &FLM
---------------------------- -----------------------------
---------------------------- -----------------------------
30 - BATON ROUGE             36 - DENVER
---------------------------- -----------------------------
CitiPlace Market Center      Park Meadows Mall
2531 CitiPlace Court,        8405 Park Meadows Center
Suite 100                    Drive Suite 1123
Baton Rouge, LA  70808       Littleton, CO  80124
(11/95)                      (10/96)
(225) 927-8780               (303) 706-1407
Fax: (225) 927-9970          Fax: (303) 649-9215
*Sylvia Simmers              *Jill McCans
                             FLL & FLM
FLL & FLM
---------------------------- -----------------------------
08-24-06

------------------------------ ----------------------------- ----------------------------- -----------------------------
37 - NORMAN OUTLET             43 - BIRMINGHAM II            49 - SOUTHLAKE                55 - NEW RIVER, AZ
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
                               Summit Retail Shopping        Southlake Town Square
575 S. University Blvd.        Center                        190 State Street              CLOSED 3/2/03
Norman, OK  73069     (1/97)   205 Summit Blvd., Suite 300   Southlake, TX  76092
(405) 579-7137                 Birmingham, AL  35243         (3/99)
Fax: (405) 579-7140            (10/97)                       (817) 421-9449
*Cash Robertson                (205) 969-1345                Fax: (817) 421-3640
                               Fax: (205) 967-0089           *Dawn Crawford
FLL & FLM                      *Allyson Agee
                                                             FLL & FLM
                               FLL & FLM
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
38 - MEMPHIS II                44 - SALT LAKE CITY           50 - TAMPA                    56 - WILLIAMSBURG

------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
                               Trolley Square Center
CLOSED 4/27/03                 386 Trolley Square            CLOSED 5/25/03                CLOSED 5/31/02
                               Salt Lake City, UT
                               84102     (11/98)
                               (801) 321-8286
                               Fax: (801) 321-8276
                               *Rhonda Thompson

                               FLL & FLM
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
39 - WICHITA                   45 - HAROLD POWELL            51 - HOUSTON III (Harold      57 - DAWSONVILLE
                               OUTLET                        Powell)
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
Bradley Fair Shopping Center                                 Champions Forest Plaza
2132 N. Rock Road, Suite 101   CLOSED 3/04                   5510 FM 1960 West             CLOSED 6/1/03
Wichita, KS  67206     (5/97)                                Houston, TX  77069
(316) 630-0202                                               (5/99)
Fax: (316) 630-0111                                          (281) 444-0751
*Shanna Gilbert                                              Fax:  (281) 866-0192
                                                             *Chris Boatman


FLL & FLM
                                                             FLL & FLM

------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
40 - SAN ANTONIO II            46 - PALO ALTO                52 - INDIANAPOLIS             58 - SAN MARCOS

------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
Alamo Quarry Market            Stanford Shopping Center      Keystone Fashion Mall
255 East Basse Road, Suite     700 Stanford Shopping Center  8702 Keystone Crossing Blvd.  CLOSED 3/2/03
900                            Suite E700                    Suite 120
San Antonio, TX  78209         Palo Alto, CA  94304          Indianapolis, IN  46240
(3/98)                         (2/99)                        (7/9/99)
(210) 829-7718                 (650) 322-9932                (317) 816-0811
Fax: (210) 832-8725            Fax: (650) 322-3706           Fax: (317) 816-0022
*Connie Gutierrez              * Melody Smith                *Lori Lavengood
                               FLL                           FLL
FLL & FLM
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
41 - COLUMBUS                  47 - OAK BROOK                53 - ATLANTA III
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
                               Oak Brook Center              The Avenue East Cobb
CLOSED 4/28/02                 196 Oakbrook Center           4475 Roswell Road, Suite
                               Oak Brook, IL  60523          1510
                               (11/98)                       Marietta, GA  30062
                               (630) 368-5330                (8/12/99)
                               Fax: (630) 368-5335           (770) 509-9344
                               *Sue Matter                   Fax: (770) 509-5424
                                                             *Terri Garner
                               FLL
                                                             FLL & FLM
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
42 - RICHMOND                  48 - OLD ORCHARD              54 - MALL OF GEORGIA
------------------------------ ----------------------------- ----------------------------- -----------------------------
------------------------------ ----------------------------- ----------------------------- -----------------------------
River Road Shopping Center
6241 River Road, Area A        CLOSED 7/26/03                CLOSED 1/14/01
Richmond, VA  23229
(10/97)
(804) 282-0882
Fax (804) 282-3986
*Colleen Wilhelm

FLL & FLM
------------------------------ ----------------------------- ----------------------------- -----------------------------

---------------------------- -----------------------------
                             Northeast Consolidator
---------------------------- -----------------------------
---------------------------- -----------------------------

                             Dynamic
                             125 Pennsylvania Avenue
                             S. Kearny, NJ  07032
                             (973) 344-6300





---------------------------- -----------------------------
---------------------------- -----------------------------
                             90 - CORPORATE OFFICE
                             DALLAS
---------------------------- -----------------------------
---------------------------- -----------------------------
                             5919 Maple Avenue
                             Dallas, TX  75235
                             (214) 366-0600
                             (800) 949-3533
                             Fax: (214) 366-1061
                             Fax: (800) 745-3544
                             HR Fax:  (214) 902-4118


---------------------------- -----------------------------
---------------------------- -----------------------------
                             99- NORMAN  OFFICE

---------------------------- -----------------------------
---------------------------- -----------------------------
                             765 Asp Avenue
                             Norman, OK  73069
                             P.O. Drawer 2970
                             Norman, OK  73070
                             (405) 329-4045
                             (800) 767-4045
                                             Extra #'s:
                             Voice Mail 800-366-4045
                             Credit/Cust. Service
                             800-767-1135

                             800-676-5373
---------------------------- -----------------------------
---------------------------- -----------------------------
                             Oklahoma City Clearance
                             Event
---------------------------- -----------------------------
---------------------------- -----------------------------
                             Former Service Merchandise
                             5537 N.W. Expressway
                             Warr Acres, OK 73132
                             (405) 728-0319






---------------------------- -----------------------------
---------------------------- -----------------------------
                             75-WAREHOUSE/DISTRIBUTION
---------------------------- -----------------------------
---------------------------- -----------------------------
                             705 East Lindsey
                             Norman, OK  73071
                             Fax: (405) 321-8142 Upstairs
                             Fax: (405) 321-4094
                             Downstairs
                             **Both Fax Numbers Are New
                             Intercom @ Warehouse #407



---------------------------- -----------------------------
---------------------------- -----------------------------
                             950 - NEW YORK OFFICE
---------------------------- -----------------------------
---------------------------- -----------------------------
                             Harold's New York Office
                             149 W. 36th Street - 10th
                             Floor
                             New York, NY  10018
                             (212) 719-9140
                             Fax: (212) 354-5135



---------------------------- -----------------------------

08-24-06